[On PlayNet Technologies, Inc. Letterhead]
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                               SECOND AMENDMENT TO
                               -------------------
                                 PROMISSORY NOTE
                                 ---------------


$330,000                                                      New York, New York
                                                              January 10, 1997

         PlayNet Technologies, Inc. (formerly Aristo International Corporation) (the "Maker") entered into a Promissory Note, dated June 27, 1996, as amended on October 31, 1996 (the "Promissory Note") evidencing its promise to pay to NY Holdings, Limited (the "Holder"), in lawful money of the United States of America, the principal sum of Three Hundred Thirty Thousand and 00/100 Dollars ($330,000) (the "Principal Amount") on January 31, 1997 (the "Maturity Date").

         The Holder has agreed, and, by the execution and delivery of this First Amendment to Promissory Note, does hereby evidence its agreement to extend the Maturity Date of the Promissory Note to February 28, 1997.

         As a material part of the consideration for this Second Amendment to Promissory Note, Maker hereby reaffirms the extension of the option of Holder to acquire 120,000 shares of common stock of the Maker for the cash payment of $660,000 up to and including June 30, 1997, subject further to the terms set forth below. In the event the Holder converts the Principal Amount to equity of the Maker, in accordance with its letter notice to Maker dated September 12, 1996, by the partial exercise of its option on or before February 28, 1997, thereby converting the Principal Amount to 60,000 shares of common stock of the Maker, then the remaining portion of the option of Holder to acquire an the remaining additional 60,000 shares of common stock of the Maker for the additional cash payment of $330,000 shall be extended up to and including December 31, 1997.

         The Holder and the Maker hereby ratify and confirm all other terms and conditions of the Promissory Note not specifically modified herein, all of which are incorporated herein by this reference as if stated fully herein.

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         IN WITNESS  WHEREOF,  the Holder and the Maker have  caused  this First
Amendment to Promissory Note to be executed by its duly authorized officer as of the day and year first written above.


WITNESS:                            ARISTO INTERNATIONAL CORPORATION


______________________________      By: ______________________________________
Name:                                      Shmuel Cohen
                                           President & Chief Executive Officer


                                    NY HOLDINGS, LIMITED


______________________________      By: ______________________________________
Name:                                      M. Fox
                                           Director

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